Supplement dated December 8, 2022
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI) of the following Fund:
Fund	Prospectus, Summary Prospectus and SAI Dated
Wanger Advisors Trust
Wanger Select	May 1, 2022
In December 2022, the Board of Trustees of the Fund, having determined that a reorganization of the Fund was in the best interest of the Fund and its shareholders, voted to approve an Agreement and Plan of Reorganization to reorganize the Fund (the Target Fund) with and into Wanger Acorn (the Acquiring Fund).
Pursuant to applicable law (including the Investment Company Act of 1940) the reorganization may be implemented without shareholder approval. The reorganization is expected to occur in the second quarter of 2023 and is expected to be a tax-free reorganization for U.S. federal income tax purposes. Additional information about the reorganization will be made available to shareholders in a Combined Information Statement/Prospectus prior to the reorganization date.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. Because the Target Fund will reorganize into the Acquiring Fund on its reorganization date, you should consider the appropriateness of making a new or subsequent investment in the Target Fund prior to its reorganization date. You should consider the investment objectives, risks, strategies, fees and expenses of the Acquiring Fund and/or the Target Fund carefully before investing. To obtain the Acquiring Fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial intermediary or visit columbiathreadneedleus.com.
Shareholders should retain this Supplement for future reference.
SUP7067-0001 (12/22)